Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

19. Income Taxes

The calculation of the tax charge is as follows:

	2018	2017	2016
	(€ in thousands)
Income tax based on domestic rate	9,106	10,918	9,776
Tax effect of:
Non-deductible expenses	(818)	(634)	(622)
Deductible expenses	1,448	—	—
Tax incentives	—	—	(46)
Current year losses for which no deferred tax asset was recognized	(9,710)	(10,257)	(9,045)
Change in unrecognized deductible temporary differences	(25)	(25)	(63)
Income tax charge	1	2	—
Effective tax rate	—%	—%	—%

Due to the operating losses incurred since inception the Company has no tax provisions as of the balance sheet date. Furthermore, no significant temporary differences exist between accounting and tax results.

Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which are uncertain. Accordingly, the Company has not yet recognized any deferred tax asset related to operating losses. As per December 31, 2018, the Company has a total amount of € 162.6 million (2017: € 123.9 million, 2016: € 82.9 million) tax loss carry-forwards available for offset against future taxable profits. According to current tax regulations the first amount of the tax loss carry-forwards will expire in 2021.